UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2024

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

17877 Von Karman Avenue, Suite 100

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

(949) 346-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

This Current Report on Form 8-K/A (this “Current Report”) amends the Current Report on Form 8-K filed by Xponential Fitness, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 10, 2024 (the “Original Report”) and is being filed in order to supplement the Company’s disclosure under Items 5.02 and 8.01 of the Original Report. The Original Report otherwise remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Resignation

Mr. Anthony Geisler resigned as Chief Executive Officer of the Company, effective May 13, 2024.

Compensation of Interim Chief Executive Officer

As previously disclosed in the Original Report, Ms. Brenda Morris has been appointed by the Company’s Board of Directors to serve as the Company’s Interim Chief Executive Officer. As consideration for Ms. Morris’ service as Interim Chief Executive Officer, the Human Capital Management Committee of the Board of Directors has approved the following compensation: Ms. Morris will receive a monthly salary of $100,000, a restricted stock units (RSUs) award with a value of $100,000 for each month of service as Interim Chief Executive Officer which will vest immediately upon issuance, and a one-time exigency stipend in an amount to be determined by the Human Capital Management Committee of the Board of Directors not to exceed $10,000.

Item 7.01 Regulation FD Disclosure.

On May 17, 2024, the Company issued a press release announcing the resignation of Anthony Geisler as Chief Executive Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act except as set forth by specific reference in such filing.

Item 8.01 Other Events.

The Board of Directors of the Company intends to withdraw its nomination of Mr. Geisler as a Class III director in connection with the Company 2024 Annual Meeting of Stockholders. The Company will file a supplement to the Company’s Proxy Statement filed with the SEC on April 18, 2024 to reflect that Mr. Geisler will no longer be nominated to serve as a Class III director.

Item 9.01 Financial Statements Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated May 17, 2024.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPONENTIAL FITNESS, INC.

Date: May 17, 2024	By:	/s/ Brenda Morris
	Name	Brenda Morris
	Title	Interim Chief Executive Officer